UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K/A

(Amendment No. 1)

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 31, 2013

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CAVIUM, INC.

(Exact name of registrant as specified in its charter)

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Delaware

(State or other jurisdiction

of incorporation)

001-33435	77-0558625
(Commission File No.)	(IRS Employer Identification No.)

2315 N. First Street, San Jose CA 95131

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 943-7100

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 (the “Amendment”) to the Current Report on Form 8-K initially filed on January 31, 2013 (the “Initial Form 8-K”) by Cavium, Inc. (the “Company”) is being filed solely for the purpose of including the conformed signature on the signature page to the Initial Form 8-K, which was inadvertently omitted. Other than including the conformed signature, this Amendment does not modify the disclosure contained in the Initial Form 8-K.

Item 2.02. Results of Operations and Financial Condition

On January 31, 2013, Cavium, Inc. (the "Company") issued a press release announcing its financial results for the fourth quarter of 2012. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

The information under Item 2.02 of this report, including Exhibit 99.1 hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information and the accompanying exhibit shall not be incorporated by reference into filings with the U.S. Securities and Exchange Commission (the "SEC") made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of Cavium, Inc. dated January 31, 2013

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 31, 2013	CAVIUM, INC. By: /s/ Arthur D. Chadwick Arthur D. Chadwick Vice President of Finance and Administration and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release of Cavium, Inc. dated January 31, 2013